Exhibit 10.15

Power of Attorney Agreement

This Power of Attorney Agreement (“Agreement”) is made and entered into in Shenzhen, China on December 22, 2017 by and among the following Parties:

1.                          Tang Yue, ID No.: XXX;

2.                          Zhu Baoguo, ID No.: XXX;

3.                          Zijinzhonghao (Tianjin) Investment Co., Ltd., Credibility Code: 91120106556516141K;

4.                          Shenzhen Ao Li Hua Investment Management Partnership (Limited Partnership), Credibility Code: 91440300MA5D94DB0R;

5.                          Shenzhen Gu Fo Investment Management Partnership (Limited Partnership), Credibility Code: 91440300MA5D94E31A;

6.                          Shenzhen Man Ni Ou Investment Management Partnership (Limited Partnership), Credibility Code: 91440300MA5D94EP1Y;

7.                          Shenzhen Bo Li Fu Investment Management Partnership (Limited Partnership), Credibility Code: 91440300MA5D94DU6W (together with Tang Yue, Zhu Baoguo, Zijinzhonghao (Tianjin) Investment Co., Ltd., Shenzhen Ao Li Hua Investment Management Partnership (Limited Partnership), Shenzhen Gu Fo Investment Management Partnership (Limited Partnership) and Shenzhen Man Ni Ou Investment Management Partnership (Limited Partnership) hereinafter collectively referred to as the “Existing Shareholders”);

8.                          Xiaoying (Beijing) Information Technology Co., Ltd. (hereinafter referred to as the “WFOE”)

Registered Address: Room 32-1-1-135, Building No.32, Chuangye Middle Road, Haidian District, Beijing;

Legal Representative: Tang Yue

9.                          Shenzhen Xiaoying Technology Co., Ltd. (hereinafter referred to as the “Domestic Company”)

Registered Address: (Shenzhen Qianhai Commerce Secretariat Co., Ltd.) Room 201, Block A, No.1 1st Qianwan Road, Qianhai Shenzhen-Hong Kong Modern Service Industry Cooperation Zone, Shenzhen;

Legal Representative: Tang Yue

(In this Agreement, Tang Yue, Zhu Baoguo, the WFOE and the Company shall be hereinafter referred to individually as a “Party” or collectively as the “Parties”.)

Whereas:

1.                            The Existing Shareholders own 100% equity in the Domestic Company, of which, Tang Yue holds 42.9838% equity in the Domestic Company, Zhu Baoguo holds 11.3381% equity in the Domestic Company, Zijinzhonghao (Tianjin) Investment Co., Ltd. holds 17.1461% equity in the Domestic Company, Shenzhen Ao Li Hua Investment Management Partnership (Limited Partnership) holds 11.0140% equity in the Domestic Company, Shenzhen Gu Fo Investment Management Partnership (Limited Partnership) holds 7.8750% equity in the Domestic Company, Shenzhen Man Ni Ou Investment Management Partnership (Limited Partnership) holds 8.7500% equity in the Domestic Company, and Shenzhen Bo Li Fu Investment Management Partnership (Limited Partnership) holds 0.8930% equity in the Domestic Company.

2.                            The Existing Shareholders intend to entrust the WFOE or the individual designated by the WFOE to exercise their voting rights in the Domestic Company, and the WFOE or such individual is willing to accept such entrustment.

NOW, THEREFORE, the Parties, upon friendly negotiation, hereby agree as follows:

Article 1       Voting Rights Entrustment

1.1.         The Existing Shareholders hereby irrevocably undertake that they will severally execute a power of attorney in the form and substance of Appendix 1 hereto upon execution of this Agreement whereby they authorize the WFOE or the individual then designated by the WFOE (“Attorney”) to exercise, on their behalf, the following rights available to them in their capacity as a shareholder of the Domestic Company under the then effective articles of association of the Domestic Company (collectively, “Powers”):

(a)                                 to propose the convening of, and attend, shareholders’ meetings in accordance with the articles of association of the Domestic Company as the Attorney of the Existing Shareholder;

(b)                                 to exercise voting rights on behalf of the Existing Shareholder on all matters required to be deliberated and resolved by the shareholder’s meeting, including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholder, of the Domestic Company, the sale or transfer of all or part of the equity held by shareholders in the Domestic Company;

(c)                                  to exercise other shareholders’ voting rights under the articles of association of the Domestic Company (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association);

(d)                                 other voting rights that shareholders shall enjoy under the PRC laws, as amended, revised, supplemented and re-enactd, no matter whether they take effect before or after the conclusion of this Agreement.

The Existing Shareholders shall not revoke the authorization and entrustment accorded to the Attorney other than in the case where the WFOE gives the Existing Shareholders a written notice requesting the replacement of the Attorney, in which event the Existing Shareholders shall immediately appoint such other person as then designated by the WFOE to exercise the foregoing Powers and such new authorization and entrustment shall supersede, immediately upon its grant, the original authorization and entrustment.

1.2.         The Attorney shall, acting with care and diligence, lawfully fulfill the entrusted duties within the scope of authorization hereunder; the Existing Shareholders acknowledge, and assume liability for, any legal consequences arising out of the exercise by the Attorney of the foregoing Powers.

1.3.         The Existing Shareholders hereby acknowledge that the Attorney will not be required to solicit the opinions of the Existing Shareholders when exercising the foregoing Powers, provided that the Attorney shall promptly inform the Existing Shareholders (on an ex-post basis) of all resolutions adopted or any proposal for an extraordinary shareholders’ meeting.

1.4.         The Existing Shareholders hereby undertake that, upon execution of this Agreement, irrespective of how their shareholding in the Domestic Company changes, they will authorize the Attorney to exercise all shareholder rights they have to the Domestic Company, and shall not exercise any Powers without prior written consent of the WFOE.

Article 2       Right to Information

For the purpose of the exercise of the Powers hereunder, the Attorney shall have the right to be informed of the operations, business, customers, finances, employees and other matters of the Domestic Company and to access relevant documents of the Domestic Company; the Existing Shareholders and the Domestic Company shall provide full cooperation with respect thereto.

Article 3       Exercise of Powers

3.1.         The Existing Shareholders shall provide full assistance with respect to the exercise by the Attorney of the Powers, including, where necessary (e.g., in order to meet the document submission requirements in connection with governmental authority approval, registration and filing), timely executing the shareholders’ meeting resolutions adopted by the Attorney or other relevant legal documents.

3.2.         If at any time during the term hereof, the grant or exercise of the Powers hereunder cannot be realized for any reason (other than a breach by the Existing Shareholders or the Domestic Company), the Parties shall immediately seek an alternative scheme closest to the unrealizable provisions and shall, when necessary, enter into a supplementary agreement to amend or modify the terms hereof so that the purpose of this Agreement may continue to be achieved.

Article 4       Exemption and Compensation

4.1.         The Parties acknowledge that in no event shall the WFOE be required to bear any liability or provide any economic or other compensation to the other Parties or to any third party in connection with the exercise of the Powers hereunder by the WFOE or the individual(s) designated by the WFOE.

4.2.         The Existing Shareholders and the Domestic Company agree to indemnify and hold harmless the WFOE or the individual(s) designated by the WFOE against any and all losses the WFOE or such individual(s) suffers or may suffer as a result of the exercise of the Powers, including without limitation any losses arising out of any suit, recourse, arbitration or claims brought by any third party against the WFOE or such individual(s) or any administrative investigation or sanction by any governmental authorities, unless such losses are caused by any willful misconduct or gross negligence of the Attorney.

Article 5       Representations and Warranties

5.1.         Existing Shareholders hereby severally represent and warrant that:

5.1.1                     They are each a Chinese natural person with full capacity for civil conduct and/or a limited liability company or limited partnership duly incorporated and validly existing under the laws of China with independent legal personality, have full and independent legal status and capacity and proper authorization to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

5.1.2                     They have full power and authorization to execute and deliver this Agreement and all other documents to be executed by them in connection with the transactions contemplated hereunder as well as full power and authorization to consummate the transactions contemplated hereunder. This Agreement will be lawfully and duly executed and delivered by them and will constitute their legal and binding obligations enforceable against them in accordance with its terms.

5.1.3                     They are the legal owners of record of the Domestic Company as of the time of effectiveness of this Agreement; other than the rights created under this Agreement and the Equity Pledge Agreement and the Exclusive Call Option Agreement by and among the Existing Shareholders, the Domestic Company and the WFOE, the Powers are free from any third party rights. Pursuant to this Agreement, the Attorney may fully and completely exercise the Powers under the then effective articles of association of the Domestic Company.

5.2.         The WFOE and the Domestic Company hereby severally represent and warrant that:

5.2.1                     They are each a limited liability company duly registered and lawfully existing under the laws of the place of incorporation with independent legal personality, have full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

5.2.2                     They have full internal corporate power and authorization to execute and deliver this Agreement and all other documents to be executed by them in connection with the transactions contemplated hereunder as well as full power and authorization to consummate the transactions contemplated hereunder.

5.3.         The Domestic Company further represents and warrants that:

5.3.1                     The Existing Shareholders are the legal owners of record of the Domestic Company as of the time of effectiveness of this Agreement; other than the rights created under this Agreement and the Equity Pledge Agreement and the Exclusive Call Option Agreement by and among the Existing Shareholders, the Domestic Company and the WFOE, the Powers are free from any third party rights. Pursuant to this Agreement, the Attorney may fully and completely exercise the Powers under the then effective articles of association of the Domestic Company.

Article 6       Term of Agreement

6.1.         Subject to Article 6.2 and Article 6.3 hereof, this Agreement shall become effective as from the date it is duly executed by the Parties hereto, and, unless terminated early by the Parties by written agreement or in accordance with Article 6.4 hereof, this Agreement shall remain valid for a period of ten (10) years. Upon expiry of the term, unless the WFOE has by a thirty (30) days’ prior notice notified the other Parties not to renew, this Agreement shall be automatically renewed for one (1) year and so on.

6.2.         Each Party hereto shall complete the approval and registration procedures to extend its business term within three months before expiry thereof, so that the term of this Agreement may continue.

6.3.         If either of the Existing Shareholders assigns, with prior consent of the WFOE, all of his or its equity in the Domestic Company, the transferring Existing Shareholder shall cease to be a Party hereto, while the obligations and covenants of other Parities hereunder shall not be adversely affected thereby. If, with prior written consent of the WFOE, any Existing Shareholder transfers all or part of his or its equity in the Domestic Company, such Existing Shareholder undertakes to obtain written confirmation of the transferee of such equity whereby such transferee agrees to inherit and perform all liabilities, obligations and covenants of such Existing Shareholder hereunder.

6.4.         Termination.

(a)                                 Termination on Expiry Date. This Agreement shall terminate on the expiry date of the term unless it is extended in accordance with relevant provisions hereof.

(b)                                 Early Termination. During the term of this Agreement, the Existing Shareholders or the Domestic Company shall not early terminate this Agreement. Notwithstanding the foregoing, the WFOE may at any time issue a written notice to other Parties thirty (30) days in advance to terminate this Agreement.

(c)                                  Survival. Upon termination of this Agreement, the rights and obligations of the Parties under Article 7, Article 8 and Article 9 shall survive.

Article 7       Confidentiality Obligation

7.1.         Irrespective of whether this Agreement has been terminated, each of the Parties shall maintain in strict confidence the trade secrets, proprietary information, customer information and any other information of a confidential nature of the other Parties coming into its/his knowledge during the conclusion and performance of this Agreement (collectively, “Confidential Information”). Except where prior written consent has been obtained from the Party disclosing the Confidential Information or where disclosure to a third party is mandated by relevant laws or regulations or by applicable listing rules, the Party receiving the Confidential Information shall not disclose any Confidential Information to any third party; the Party receiving the Confidential Information shall not use, either directly or indirectly, any Confidential Information other than for the purpose of performing this Agreement.

7.2.         The following information shall not constitute the Confidential Information:

(a)                                 any information which, as shown by written evidence, has previously been known to the receiving Party by way of legal means; or

(b)                                 any information which enters the public domain other than as a result of a fault of the receiving Party; or

(c)                                  any information lawfully acquired by the receiving Party from other source subsequent to the receipt of relevant information.

7.3.         A receiving Party may disclose the Confidential Information to its relevant employees, agents or its engaged professionals, provided that such receiving Party shall ensure that such persons shall comply with relevant terms and conditions of this Agreement and that it shall assume any liability arising out of any breach by such persons of relevant terms and conditions of this Agreement.

7.4.         Notwithstanding any other provisions of this Agreement, the validity of this Article shall not be affected by termination of this Agreement.

Article 8       Default Liabilities and Indemnity

8.1.         The Parties agree and confirm that if any Party hereto (“Breaching Party”) materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”), and any of other non-breaching Parties (“Non-breaching Parties”) may request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, then:

(a)                                 If the Breaching Party is any Existing Shareholder or the Domestic Company, the WFOE shall have the right to terminate this Agreement and request the Breaching Party to pay liquidated damages; or

(b)                                 If the Breaching Party is the WFOE, the Non-breaching Party shall have the right request the Breaching Party to pay liquidated damages, provided that the Non-breaching Party shall have no right to terminate or rescind this Agreement, unless otherwise stipulated by the laws.

8.2.         Notwithstanding any other provisions of this Agreement, the validity of this Article shall not be affected by any suspension or termination of this Agreement.

8.3.         Indemnity. The Existing Shareholders shall fully indemnify the WFOE against any loss, damage, liability and/or cost resulting from any action, claim or other demand made against the WFOE due to or arising out of the performance of this Agreement, and hold the WFOE harmless from any loss and damage caused to the WFOE by any act of the Existing Shareholders or any claim made by any third party due to the act of the Existing Shareholders.

Article 9       Applicable Laws and Dispute Resolution

9.1.         Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out of, this Agreement shall be governed by the PRC laws.

9.2.         Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to Shanghai International Economic and Trade Arbitration Commission to be administered in Shanghai in accordance with its arbitration rules then in force. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

Article 10                            Change in Law

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the PRC amends any central or local PRC law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document (collectively referred to as the “Amendment”), or issuing any new law, regulation, ordinance or other normative document (collectively referred to as “New Regulation”), the following provisions shall apply:

10.1.                     If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement (and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application.

10.2.                     If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of the WFOE hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of the WFOE in accordance with the provisions of this Agreement, then after the WFOE notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of the WFOE hereunder.

Article 11                            Force Majeure

11.1.                     A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot, provided that, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. The affected Party who seeks to be exempt from the performance obligation under this Agreement shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

11.2.                     The Party affected by Force Majeure Event shall not assume any liability hereunder to the extent of the delayed or impeded performance, if the performance of this Agreement is delayed or impeded by the “Force Majeure Event” set forth in the definition above.  The Party affected by Force Majeure Event shall take proper measures to mitigate or eliminate the impact of the “Force Majeure Event”, and make efforts to resume the performance of obligations delayed or impeded by the “Force Majeure Event”. Once the Force Majeure Event is eliminated, the Parties agree to make best efforts to resume the performance hereunder.

Article 12                            Miscellaneous

12.1.                     Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

12.2.                     Further Assurance. The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purpose of this Agreement.

12.3.                     Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

12.4.                     Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

12.5.                     Taxes and Expenses. Each Party shall bear any and all taxes and expenses occurring to or levied on it with respect to the execution and performance of this Agreement.

12.6.                     Transfer of Agreement. Without prior written consent of the WFOE, the Existing Shareholders or the Domestic Company may not assign its rights and obligations hereunder to any third party.

12.7.                     Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

12.8.                     Succession. This Agreement shall be inure to the benefits of and binding upon the respective successors and permitted assigns of each Party.

12.9.                     Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

12.10.              Amendment and Supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

12.11.              Counterpart. This Agreement shall be written in Chinese and made in nonuplicate, with each Party hereto holding one copy.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Existing Shareholder: Zijinzhonghao (Tianjin) Investment Co., Ltd. (Seal)

Signature:
Name: Tang Yue
Title: Legal Representative

Signature Page of Power of Attorney Agreement

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Existing Shareholder: Tang Yue

Signature:

Signature Page of Power of Attorney Agreement

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Existing Shareholder: Zhu Baoguo

Signature:

Signature Page of Power of Attorney Agreement

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Existing Shareholder: Shenzhen Ao Li Hua Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Title: Appointed Representative/Authorized Representative of Executive Partner

Signature Page of Power of Attorney Agreement

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Existing Shareholder: Shenzhen Gu Fo Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Title: Appointed Representative/Authorized Representative of Executive Partner

Signature Page of Power of Attorney Agreement

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Existing Shareholder: Shenzhen Man Ni Ou Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Title: Appointed Representative/Authorized Representative of Executive Partner

Signature Page of Power of Attorney Agreement

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Existing Shareholder: Shenzhen Bo Li Fu Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Title: Appointed Representative/Authorized Representative of Executive Partner

Signature Page of Power of Attorney Agreement

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Xiaoying (Beijing) Information Technology Co., Ltd. (Seal)

Signature:
Name: Tang Yue
Title: Legal Representative

Signature Page of Power of Attorney Agreement

(No text on this page.)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Shenzhen Xiaoying Technology Co., Ltd. (Seal)

Signature:
Name: Tang Yue
Title: Legal Representative

Signature Page of Power of Attorney Agreement

Appendix 1:

POWER OF ATTORNEY

THIS POWER OF ATTORNEY (this “POA”), executed by Tang Yue (ID No.: XXX) on                      , 2017, is issued in favor of Xiaoying (Beijing) Information Technology Co., Ltd. or the individual designated by Xiaoying (Beijing) Information Technology Co., Ltd. (hereinafter referred to as the “Attorney”).

I, Tang Yue, hereby grant to the Attorney full power and authority to exercise, on my behalf and in my name, the following rights enjoyed by myself in my capacity as a shareholder of Shenzhen Xiaoying Technology Co., Ltd. (“Domestic Company”):

(1)         to propose the convening of, and attend, shareholders’ meetings on my behalf in accordance with the articles of association of the Domestic Company;

(2)         to exercise voting rights on my behalf on all matters deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other senior executives to be appointed and removed by the shareholders’ meeting, of the Domestic Company;

(3)         to exercise other shareholders’ voting rights under the articles of association of the Company on my behalf (including any other shareholders’ voting rights arising after an amendment to such articles of association).

I hereby irrevocably confirm that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Power of Attorney Agreement, dated                      , 2017, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

IN WITNESS HEREOF, I hereby issue this POA.

Tang Yue

Signature:

Appendix 1:

POWER OF ATTORNEY

THIS POWER OF ATTORNEY (this “POA”), executed by Zhu Baoguo (ID No.: XXX) on                      , 2017, is issued in favor of Xiaoying (Beijing) Information Technology Co., Ltd. or the individual designated by Xiaoying (Beijing) Information Technology Co., Ltd. (hereinafter referred to as the “Attorney”).

I, Zhu Baoguo, hereby grant to the Attorney full power and authority to exercise, on my behalf and in my name, the following rights enjoyed by myself in my capacity as a shareholder of Shenzhen Xiaoying Technology Co., Ltd. (“Domestic Company”):

(1)         to propose the convening of, and attend, shareholders’ meetings on my behalf in accordance with the articles of association of the Domestic Company;

(2)         to exercise voting rights on my behalf on all matters deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other senior executives to be appointed and removed by the shareholders’ meeting, of the Domestic Company;

(3)         to exercise other shareholders’ voting rights under the articles of association on my behalf (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association).

I hereby irrevocably confirm that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Power of Attorney Agreement, dated                      , 2017, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

IN WITNESS HEREOF, I hereby issue this POA.

Zhu Baoguo

Signature:

Appendix 1:

POWER OF ATTORNEY

THIS POWER OF ATTORNEY (this “POA”), executed by Zijinzhonghao (Tianjin) Investment Co., Ltd. (Credibility Code: 91120106556516141K) on                      , 2017, is issued in favor of Xiaoying (Beijing) Information Technology Co., Ltd. or the individual designated by Xiaoying (Beijing) Information Technology Co., Ltd. (hereinafter referred to as the “Attorney”).

The Company, Zijinzhonghao (Tianjin) Investment Co., Ltd., hereby grants to the Attorney full power and authority to exercise, on behalf of the Company and in the name of the Company, the following rights enjoyed by the Company in its capacity as a shareholder of Shenzhen Xiaoying Technology Co., Ltd. (“Domestic Company”):

(1)         to propose the convening of, and attend, shareholders’ meetings on behalf of the Company in accordance with the articles of association of the Domestic Company;

(2)         to exercise voting rights on behalf of the Company on all matters deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other senior executives to be appointed and removed by the shareholders’ meeting, of the Domestic Company;

(3)         to exercise other shareholders’ voting rights under the articles of association on behalf of the Company (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association).

The Company hereby irrevocably confirms that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Power of Attorney Agreement, dated                      , 2017, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

IN WITNESS HEREOF, the Company hereby issues this POA.

Zijinzhonghao (Tianjin) Investment Co., Ltd. (Seal)

Signature:
Name: Tang Yue
Title: Legal Representative

POWER OF ATTORNEY

THIS POWER OF ATTORNEY (this “POA”), executed by Shenzhen Ao Li Hua Investment Management Partnership (Limited Partnership) (Credibility Code: 91440300MA5D94DB0R) on                      , 2017, is issued in favor of Xiaoying (Beijing) Information Technology Co., Ltd. or the individual designated by Xiaoying (Beijing) Information Technology Co., Ltd. (hereinafter referred to as the “Attorney”).

The Partnership, Shenzhen Ao Li Hua Investment Management Partnership (Limited Partnership), hereby grants to the Attorney full power and authority to exercise, on behalf of the Partnership and in the name of the Partnership, the following rights enjoyed by the Partnership in its capacity as a shareholder of Shenzhen Xiaoying Technology Co., Ltd. (“Domestic Company”):

(1)         to propose the convening of, and attend, shareholders’ meetings on behalf of the Partnership in accordance with the articles of association of the Domestic Company;

(2)         to exercise voting rights on behalf of the Partnership on all matters deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other senior executives to be appointed and removed by the shareholders’ meeting, of the Domestic Company;

(3)         to exercise other shareholders’ voting rights under the articles of association on behalf of the Partnership (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association).

The Partnership hereby irrevocably confirms that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Power of Attorney Agreement, dated                      , 2017, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

IN WITNESS HEREOF, the Partnership hereby issues this POA.

Shenzhen Ao Li Hua Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Title: Appointed Representative/Authorized Representative of Executive Partner

POWER OF ATTORNEY

THIS POWER OF ATTORNEY (this “POA”), executed by Shenzhen Gu Fo Investment Management Partnership (Limited Partnership) (Credibility Code: 91440300MA5D94E31A) on                      , 2017, is issued in favor of Xiaoying (Beijing) Information Technology Co., Ltd. or the individual designated by Xiaoying (Beijing) Information Technology Co., Ltd. (hereinafter referred to as the “Attorney”).

The Partnership, Shenzhen Gu Fo Investment Management Partnership (Limited Partnership), hereby grants to the Attorney full power and authority to exercise, on behalf of the Partnership and in the name of the Partnership, the following rights enjoyed by the Partnership in its capacity as a shareholder of Shenzhen Xiaoying Technology Co., Ltd. (“Domestic Company”):

(1)         to propose the convening of, and attend, shareholders’ meetings on behalf of the Partnership in accordance with the articles of association of the Domestic Company;

(2)         to exercise voting rights on behalf of the Partnership on all matters deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other senior executives to be appointed and removed by the shareholders’ meeting, of the Domestic Company;

(3)         to exercise other shareholders’ voting rights under the articles of association on behalf of the Partnership (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association).

The Partnership hereby irrevocably confirms that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Power of Attorney Agreement, dated                      , 2017, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

IN WITNESS HEREOF, the Partnership hereby issues this POA.

Shenzhen Gu Fo Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Title: Appointed Representative/Authorized Representative of Executive Partner

POWER OF ATTORNEY

THIS POWER OF ATTORNEY (this “POA”), executed by Shenzhen Man Ni Ou Investment Management Partnership (Limited Partnership) (Credibility Code: 91440300MA5D94EP1Y) on                      , 2017, is issued in favor of Xiaoying (Beijing) Information Technology Co., Ltd. or the individual designated by Xiaoying (Beijing) Information Technology Co., Ltd. (hereinafter referred to as the “Attorney”).

The Partnership, Shenzhen Man Ni Ou Investment Management Partnership (Limited Partnership), hereby grants to the Attorney full power and authority to exercise, on behalf of the Partnership and in the name of the Partnership, the following rights enjoyed by the Partnership in its capacity as a shareholder of Shenzhen Xiaoying Technology Co., Ltd. (“Domestic Company”):

(1)         to propose the convening of, and attend, shareholders’ meetings on behalf of the Partnership in accordance with the articles of association of the Domestic Company;

(2)         to exercise voting rights on behalf of the Partnership on all matters deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other senior executives to be appointed and removed by the shareholders’ meeting, of the Domestic Company;

(3)         to exercise other shareholders’ voting rights under the articles of association on behalf of the Partnership (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association).

The Partnership hereby irrevocably confirms that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Power of Attorney Agreement, dated                      , 2017, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

IN WITNESS HEREOF, the Partnership hereby issues this POA.

Shenzhen Man Ni Ou Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Title: Appointed Representative/Authorized Representative of Executive Partner

POWER OF ATTORNEY

THIS POWER OF ATTORNEY (this “POA”), executed by Shenzhen Bo Li Fu Investment Management Partnership (Limited Partnership) (Credibility Code: 91440300MA5D94DU6W) on                      , 2017, is issued in favor of Xiaoying (Beijing) Information Technology Co., Ltd. or the individual designated by Xiaoying (Beijing) Information Technology Co., Ltd. (hereinafter referred to as the “Attorney”).

The Partnership, Shenzhen Bo Li Fu Investment Management Partnership (Limited Partnership), hereby grants to the Attorney full power and authority to exercise, on behalf of the Partnership and in the name of the Partnership, the following rights enjoyed by the Partnership in its capacity as a shareholder of Shenzhen Xiaoying Technology Co., Ltd. (“Domestic Company”):

(1)         to propose the convening of, and attend, shareholders’ meetings on behalf of the Partnership in accordance with the articles of association of the Domestic Company;

(2)         to exercise voting rights on behalf of the Partnership on all matters deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other senior executives to be appointed and removed by the shareholders’ meeting, of the Domestic Company;

(3)         to exercise other shareholders’ voting rights under the articles of association on behalf of the Partnership (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association).

The Partnership hereby irrevocably confirms that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Power of Attorney Agreement, dated                      , 2017, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

IN WITNESS HEREOF, the Partnership hereby issues this POA.

Shenzhen Bo Li Fu Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Title: Appointed Representative/Authorized Representative of Executive Partner